                                                                    Exhibit 23.1

                     PEREZ-ABREU, AGUERREBERE, SUEIRO LLC
                         Certified Public Accountants

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


We consent to the incorporation by reference in the Form 10-KSB under the Securities and Exchange Act of 1934 of ECO-Rx, Inc. for the years ended December 31, 1999 and 1998 of our report dated June 14, 2000 with respect to the financial statements of ECO-Rx, Inc. for the years ended December 31, 1999 and 1998.


PEREZ-ABREU, AGUERREBERE, SUEIRO LLC

Coral Gables, Florida
August 30, 2000

                                      40